AMENDED AND RESTATED BY-LAWS
                                       OF
                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    ARTICLE I
                                    ---------

                                  SHAREHOLDERS
                                  ------------

         Section 1. Annual Meeting. The annual meeting of the shareholders shall
         ---------  --------------
be held on the second Tuesday in May, or such other date as the Board of Directors may determine, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the second Tuesday in May shall be a legal holiday in the State of Nebraska, and the Board of Directors shall not have fixed some other date, then such meeting shall be held on the next succeeding business day. Annual meetings shall be held in the office of the Corporation or at such other place, either within or without the State of Nebraska, as shall be determined by the Board of Directors.

         Section 2. Special  Meetings.  Special meetings of the shareholders may
         ---------  -----------------
be called only as provided in the Articles of Incorporation. Special meetings shall be held at such place, either within or without the State of Nebraska, as shall be stated in the notice.

         Section 3. Notice of  Meeting.  Written or printed  notice  stating the
         ---------  ------------------
place, day, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

         Section 4. Closing of Transfer  Books or Fixing of Record Date. For the
         ---------  ---------------------------------------------------
purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days and, in the case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

         Section 5. Voting  Record.  The officer or agent  having  charge of the
         ---------  --------------
stock transfer books for shares of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete record of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order with the address of and the number of shares held by each. For a period of ten (10) days prior to such meeting, the list shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such record, or a duplicate thereof, shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the shareholders entitled to examine such record or transfer books or to vote at any meeting of shareholders.

         Section 6. Quorum.  A majority of the  outstanding  shares  entitled to
         ---------  ------
vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. The holders or their representatives of a majority of the shares present at a meeting, even though less than a majority of the shares outstanding, may adjourn the meeting from time to time without notice other an announcement at the meeting, until such time as a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number is required by law, by the Articles of Incorporation, or by these By-Laws.

         Section 7. Proxies. At all meetings of the shareholders,  a shareholder
         ---------  -------
may vote either in person or by proxy executed in writing by a shareholder or his duly authorized attorney-in-fact. Proxies solicited on behalf of the management shall be voted as directed by the shareholder or, in the absence of such direction, as determined by a majority of the Board of Directors. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

         Section 8. Voting of Shares.  Subject to the  provisions  of Sections 9
         ---------  ----------------
and 10 of this Article I, each shareholder entitled to vote shall be entitled to one (1) vote for each share of stock held by him upon each matter submitted to a vote at a meeting of shareholders.

         Section 9. Voting of Shares by Certain  Holders.  Treasury shares shall
         ---------  ------------------------------------
not be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

         Shares standing in the name of another corporation may be voted by such officer, agent, or proxy as the By-Laws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

         Shares held by an administrator, executor, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy.

         Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Section 10. Cumulative  Voting.  At each election for directors,  every
         ----------  ------------------
shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate said shares and give one candidate as many votes as the number of directors multiplied by the number of his shares shall equal, or to distribute them upon the same principle among as many candidates as he shall think fit.

         Section 11. Informal Action by Shareholders.  Any action required to be
         ----------  -------------------------------
taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Such consent shall have the same force and effect as a unanimous vote of the shareholders and may be stated as such in any articles or document filed with the Secretary of State under applicable state law.

         Section  12.  Inspectors  of  Election.  In advance  of any  meeting of
         -----------   ------------------------
shareholders, the Board of Directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. The number of inspectors shall be either one (1) or three
(3). If the Board of Directors so appoints either one (1) or three (3) inspectors, that appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the Chairman of the Board of Directors or the President may make such appointment at the meeting. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting or at the meeting by the Chairman of the Board of Directors or the President.

         Unless otherwise prescribed by applicable regulations, the duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares of stock represented at the meeting, the existence of a quorum, the authenticity, validity, and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders.

         Section  13.  Nominations.  The  Board  of  Directors  shall  act  as a
         -----------   -----------
Nominating Committee for selecting the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the Nominating Committee shall deliver written nominations to the Secretary at least fifteen (15) days prior to the date of the annual meeting. Provided such committee makes such nominations, no nominations for directors except those made by the Nominating Committee shall be voted upon at the annual meeting except those made in accordance with the provisions of Section 14 of these By-Laws as amended.

         Section 14. Notice for Nominations  and Proposals.  Nominations for the
         ----------  -------------------------------------
election of directors and proposals for any new business to be taken up at any annual or special meeting of shareholders may be made by the Board of Directors of the corporation or by any shareholder of the corporation entitled to vote generally in the election of directors. In order for a shareholder of the corporation to make any such nominations and/or proposals, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than sixty
(60) days prior to any such meeting. Each such notice given by a shareholder with respect to nominations for the election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the corporation.

         Each such notice given by a shareholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;
(ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business; (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder; and (iv) any material interest of the shareholder in such business. Notwithstanding anything in the Articles of Incorporation to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this
Section 14.

         The Chairman of the annual or special meeting of shareholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded.


                                   ARTICLE II
                                   ----------

                                    DIRECTORS
                                    ---------


         Section 1. Number and  Qualification.  The  business and affairs of the
         ---------  -------------------------
corporation shall be managed by a Board of Directors, consisting of ten (10) directors, divided into classes as specified in the Articles of Incorporation. The directors need not be residents of the State of Nebraska, nor shareholders of the corporation. All persons nominated for director, whether by the Nominating Committee or otherwise, shall meet all requirements imposed by the Federal Home Loan Bank Board, and shall not attain their seventieth (70th) birthday during the term for which they are nominated, provided, however, that the Board of Directors may waive such requirement by a two-thirds (2/3rds) affirmative vote of all directors. Although the number and qualifications of the directors may be changed from time to time by amendment to these By-Laws, no change shall affect the incumbent directors during the terms for which they were elected. Without limiting the foregoing, no person who is a controlling person or management official of a federally insured depository organization (other than affiliates of the Corporation) that operates branches in any market in which the Corporation operates branches shall be eligible to be nominated for service, or to serve, as a director of the Corporation.

         Section 2.  Election and Tenure.  The  directors  shall be divided into
         ---------   -------------------
three (3) classes, as specified in the Articles of Incorporation, and the members of each class shall be elected for a term of three (3) years and until their successors are elected and qualified, except for the initial terms of some class members as specified in the Articles of Incorporation. The members of one
(1) class shall be elected annually.

         Section 3.  Removal and  Vacancies.  The removal of  directors  and the
         ---------   ----------------------
filling of director vacancies, which may occur for any reason, shall be in accordance with the provisions specified in the Articles of Incorporation.

         Section 4. Quorum.  A majority of the number of directors  fixed by the
         ---------  ------
By-Laws shall constitute a quorum for the transaction of any business at any meeting of the Board of Directors. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is specified by the Articles of Incorporation or these By-Laws. If less than a quorum is present at any meeting, the majority of those present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

         Section 5. Annual Meeting. The annual meeting of the Board of Directors
         ---------  --------------
shall be held without notice other than this By-Law immediately following adjournment of the annual meeting of shareholders and shall be held at the same place as the annual meeting of shareholders unless some other place is agreed upon.

         Section 6. Special Meetings. Special meetings of the Board of Directors
         ---------  ----------------
may be called by the Chairman of the Board, the President, or a majority of the Board of Directors, and shall be held at the office of the corporation or at such other place, either within or without the State of Nebraska, as the notice may state.

         Section 7. Notice.  Notice of special  meetings shall be mailed to each
         ---------  ------
director at his last known address at least five (5) days prior to the date of holding said meetings. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 8. Action Without a Meeting. Any action required to be taken at
         ---------  ------------------------
a meeting of the Board of Directors, or of any committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such consent shall have the same effect as a unanimous vote. The consent may be executed by the directors in counterparts.

         Section 9.  Voting.  At all  meetings of the Board of  Directors,  each
         ---------   ------
director shall have one (1) vote irrespective of the number of shares he may hold. Members of the Board of Directors may vote and participate in meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other.

         Section 10. Presumption of Assent. A director of the corporation who is
         ----------  ---------------------
present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         Section 11. Compensation.  By resolution of the Board of Directors, the
         ----------  ------------
directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         Section 12.  Committees.  The Board of Directors  may, by resolution or
         ----------   ----------
resolutions passed by a majority of the whole Board, appoint an Executive Committee, an Audit Committee, and one or more other committees, each committee to consist of two (2) or more directors of the corporation, which committees shall, to the extent permitted by law, have and may exercise such powers of the Board of Directors in the management of the business and affairs of the corporation as shall be delegated to them.

         Section  13.  Advisory  Directors.  The  Board  of  Directors  may,  by
         -----------   -------------------
resolution, appoint advisory directors to the Board, who shall serve as directors emeritus, and shall have such authority and receive such compensation and reimbursement as the Board of Directors shall provide. Advisory directors shall not have the authority to participate by vote in the transaction of business.

                                   ARTICLE III
                                   -----------
                                    OFFICERS
                                    --------

         Section 1. Number and  Qualifications.  The officers of the corporation
         ---------  --------------------------
shall be a Chairman of the Board, a President, one or more Vice Presidents (as the Board of Directors shall determine), a Secretary, and a Treasurer, and such other officers and agents as may be deemed necessary by the Board of Directors. Any two (2) or more offices may be held by the same person.

         Section 2. Election and Tenure.  The officers of the corporation  shall
         ---------  -------------------
be elected by the Board of Directors at its annual meeting. Each officer shall hold office for a term of one (1) year or until his successor shall have been duly elected and shall have become qualified, unless his service is specified by an employment contract of greater length or is terminated sooner because of death, resignation, or otherwise. The Board of Directors may authorize the corporation to enter into an employment contract with any officer in accordance with state law.

         Section 3. Removal.  Any officer or agent of the corporation,  elected,
         ---------  -------
or appointed by the Board of Directors, may be removed by the Board of Directors whenever in its judgment the best interests of the corporation should be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so moved. Election or appointment of an officer or agent shall not of itself create contract rights.

         Section 4.  Vacancies.  Vacancies  occurring in any office by reason of
         ---------   ---------
death, resignation, or otherwise may be filled by the Board of Directors at any meeting.

         Section 5.  Chairman  of the Board.  The  Chairman  of the Board  shall
         ---------   ----------------------
preside at all meetings of the shareholders and of the Board of Directors at which he is present. He shall, in general, perform all duties and have all powers incident to the office of Chairman and shall perform such other duties and have such other powers as from time to time may be assigned by the By-Laws or by the Board of Directors. The Chairman shall be the Chief Executive Officer of the corporation unless the Board of Directors designates the President to be the Chief Executive Officer, and shall have general and active charge of the business, affairs, and property of the corporation. He may appoint officers and agents or employees other than those appointed by the Board of Directors and shall have supervision and control over the officers, agents, and employees.

         Section 6. The President.  The President shall, in general, perform all
         ---------  -------------
duties and have all power incident to the office of President and shall perform such other duties and have such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors or by the Chairman. Unless the Board of Directors designates otherwise, the President shall be the Chief Operating Officer of the corporation, and shall be responsible for carrying out the operating policies incident to the business of the corporation and, subject to the authority of the Chief Executive Officer, he shall have supervision over its officers, agents, and employees. At the request of the Chairman or in the event of his absence or his disability, the President shall perform all the duties of the Chairman, and when so acting, shall have all the powers of and be subject to all the restrictions on the Chairman.

         Section 7. The Vice  Presidents.  In the absence of the President or in
         ---------  --------------------
the event of his death, inability, or refusal to act, the Vice President (or in the event there shall be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any such designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign with the Secretary or any other proper officer of the corporation certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

         Section 8.  Secretary.  The  Secretary  shall:  (a) keep minutes of the
         ---------   ---------
proceedings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be the custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder; (e) sign with the Chairman of the Board of Directors, President, or a Vice President certificates for shares of the corporation, the issuance of which shall be authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

         Section 9. The  Treasurer.  The  Treasurer  shall:  (a) have charge and
         ---------  --------------
custody of and be responsible  for all funds and securities of the  corporation;
(b) receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such monies in the name of the corporation in such banks, trust companies, or in other depositories as shall be selected in accordance with the provisions of these By-Laws; (c) and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

         Section 10. Salaries.  The salaries of the officers shall be fixed from
         ----------  --------
time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.


                                   ARTICLE IV
                                   ----------

                                      SEAL
                                      ----

         The corporate seal of the corporation shall contain the name of the corporation and shall be in such form as the Board of Directors shall prescribe.


                                    ARTICLE V
                                    ---------

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER
                   ------------------------------------------

         Section 1. Certificates for Shares. The shares of the corporation shall
         ---------  -----------------------
be represented by certificates signed by the Chairman of the Board of Directors or by the President or a Vice President and by the Treasurer or by the Secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof. Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself, or an employee of the corporation. If any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue.

         Section 2. Form of Share  Certificate.  Each  certificate  representing
         ---------  --------------------------
shares shall state upon the face thereof: that the corporation is organized under the laws of the State of Nebraska; the name of the person to whom issued; the number and class of shares; the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate, or a statement that the shares are without par value. Other matters in regard to the form of the certificates shall be determined by the Board of Directors.

         Section 3. Loss or  Destruction.  In case of loss or  destruction  of a
         ---------  --------------------
certificate of stock, no new certificate shall be issued in lieu thereof except upon satisfactory proof to the Board of Directors of such loss or destruction, and upon the giving of satisfactory security by bond or otherwise against loss to the corporation.

         Section 4.  Transfer of Shares.  Transfer of shares of capital stock of
         ---------   ------------------
the corporation shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto authorized by power of attorney duly executed and filed with the corporation. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name shares of capital stock stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.


                                   ARTICLE VI
                                   ----------

                           DIVIDENDS AND BANK ACCOUNT
                           --------------------------

         Section 1. Dividends. In addition to other dividends authorized by law,
         ---------  ---------
the Board of Directors, by resolution, may from time to time declare dividends to be paid out of the unreserved and unrestricted earned surplus of the corporation, but no dividend shall be paid when the corporation is insolvent, when the payment thereof would render the corporation insolvent, or when otherwise prohibited by law.

         Section  2.  Bank  Account.  The  funds  of the  corporation  shall  be
         ----------   -------------
deposited in such banks, trust funds, or depositories as the Board of Directors may designate and shall be withdrawn upon the signature of the President and upon the signatures of such other person or persons as the directors may by resolution authorize.


                                   ARTICLE VII
                                   -----------

                                   AMENDMENTS
                                   ----------

         Except  as   otherwise   provided   by  law  or  by  the   Articles  of
Incorporation, these By-Laws may be amended or repealed by the Board of Directors at any annual or special meeting of the Board of Directors or by the affirmative vote of the holders of not less than seventy-five percent (75%) of all outstanding shares of stock of the corporation entitled to vote in the election for directors.

                                  ARTICLE VIII
                                  ------------

                                WAIVER OF NOTICE
                                ----------------

         Whenever any notice is required to be given to any shareholder or director of the corporation under the provisions of the Articles of Incorporation or under the provisions of applicable state law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.


                                   ARTICLE IX
                                   ----------

                          INDEMNIFICATION OF DIRECTORS,
                         OFFICERS, EMPLOYEES, AND AGENTS
                         -------------------------------

         At the discretion of the Board of Directors, and subject to the provisions of the Articles of Incorporation, the corporation may indemnify any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, trust, or other enterprise as permitted by the Nebraska Business Corporation Act, as amended from time to time.


                                    ARTICLE X
                                    ---------

                        DIRECTORS' INTEREST IN CONTRACTS
                        --------------------------------

         In the absence of fraud, no contract or other transaction between the corporation and any other person, corporation, firm, syndicate, association, partnership, or joint venture shall be either void or voidable or otherwise affected by reason of the fact that one or more directors of the corporation are or become directors or officers of such other corporation, firm, syndicate, or association, or members of such partnership or joint venture, or are pecuniarily or otherwise interested in such contract or transaction, provided that (1) the fact such director or directors of the corporation are so situated or so interested, or both, if disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; (2) that such fact is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or (3) the contract or transaction is fair and reasonable to the corporation. Any director of the corporation who is also a director or officer of such other corporation, firm, syndicate, or association, or a member of such partnership or joint venture or is pecuniarily or otherwise interested in such contract or transaction, may be counted for the purpose of determining the presence of a quorum at any meeting of the Board of Directors which shall authorize any such contract or transaction.


                                   ARTICLE XI
                                   ----------

                                   FISCAL YEAR
                                   -----------

         Section 1. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January in each year, or at such other time as may be determined by the Board of Directors.
                                        -13-